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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 15, 2003


                                  EZENIA! INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-25882                   04-3114212
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                  154 MIDDLESEX TURNPIKE, BURLINGTON, MA 01803
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (781) 505-2100
                                                           --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

         99.1     Ezenia! Inc. Press Release issued on May 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On May 15, 2003, Ezenia! Inc. issued a press release announcing that the Company had received a Nasdaq Staff Determination notification indicating that the Company's common stock will be delisted from the Nasdaq SmallCap Market at the opening of business on May 22, 2003, unless by the Company requests a hearing by May 20, 2003 to appeal the delisting determination. The Company intends to request such a hearing by such date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZENIA! INC.


Dated:  May 15, 2003       By: /s/ Khoa D. Nguyen
                               ---------------------------------------------
                               Khoa D. Nguyen
                               Chief Executive Officer and
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)




                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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   99.1           Ezenia! Inc. Press Release issued on May 15, 2003.